                                [SCHRODERS LOGO}


                                    SCHRODER
                              EMERGING MARKETS FUND
                             INSTITUTIONAL PORTFOLIO


                                  ANNUAL REPORT
                                OCTOBER 31, 2001




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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------




                                                              December 15, 2001


Dear Shareholder:

We are pleased to present the Annual Report to shareholders of Schroder Emerging Markets Fund Institutional Portfolio for the twelve months ended October 31, 2001. This report includes comments from the Fund's portfolio manager, performance information, a schedule of investments, and other relevant information regarding the Fund. We encourage you to read the report, and we thank you for making Schroders part of your investment program.

The fiscal year was a challenging period for equity markets across the globe. Negative investor sentiment dominated equity markets, and concerns about global economic growth intensified. The U.S. economy slowed markedly late in 2000, and the Federal Reserve shifted its policy and began lowering interest rates. The stimulative effects of these cuts were not enough to overcome the severe weakness in the technology and telecommunications sectors, as weak corporate profits and earnings disappointments persisted through most of the fiscal year.

The economic weakness in the U.S. and Japan led to a sharp sell-off in Japanese and Asian equity markets. European markets -- initially perceived to be less vulnerable to the global economic slowdown -- stumbled as well, as projections of corporate profits and economic growth were scaled back and the European Central Bank failed to take action to help stimulate growth.

Global economic recovery undoubtedly has been delayed by the events of September 11, and it appears likely that it will take some time for the full extent of the disruption to global economic activity to be revealed. We believe that the markets will continue to be volatile well into 2002.


                                             Sincerely,



                                             Catherine A. Mazza
                                             President




The views expressed in the following report were those of the Fund's portfolio manager as of the date specified, and may not reflect the views of the portfolio manager on the date this annual report is first published or any time thereafter. These views are intended to assist shareholders of the Fund in understanding their investment in the Fund and do not constitute investment advice; investors should consult their own investment professionals as to their individual investment programs. Certain securities described in this report may no longer be held by the Fund and therefore no longer appear in the Schedule of Investments as of October 31, 2001.



                                       2


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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
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MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 15, 2001)

PERFORMANCE

Schroder Emerging Markets Fund Institutional Portfolio's Investor Shares had a total return of -29.43% and the Fund's Advisor Shares had a total return of -29.82% for the 12 months ended October 31, 2001; in each case not including the deduction of purchase and redemption fees of 0.50%. Including the purchase and redemption fees, the Fund's total returns for the period were -30.13% for Investor Shares and -30.52% for Advisor Shares. The Morgan Stanley Capital International Emerging Markets Free Index (the "Index") had a return of -23.96% over the same period.

The main detractor from the Fund's performance during the period was stock selection, especially in Asia, namely in Korea and Taiwan. Within Asia, overweighted positions in technology stocks in Korea (Hynix Semiconductor) and Taiwan (Winbond Electronics, Taiwan Semiconductor Manufacturing and United Microelectronics) were significant detractors from performance. Overweighted positions in the telecommunications sector in Brazil (Embratel, Tele Norte Leste, and Telesp Celular) and China (China Unicom) also hurt the Fund's performance. These negative returns were partially offset by the Fund's overweighted exposure in the Indian pharmaceutical sector (Dr Reddy's Labs). Argentina's economy was very weak as a result of continued threats of default. The Fund's significantly large underweight position in Argentina contributed positively to performance. The Fund's underweighted allocation in Greece, prior to its exit from the Index at the end of May, also benefited the Fund.

MARKET BACKGROUND

Emerging markets provided disappointing returns over the period. In addition to their sensitivity to the weakening global economic environment, emerging markets suffered from investors' increased risk aversion and financing concerns, exacerbated by country-specific problems in Turkey and Argentina. In the first half of 2001, the emerging markets generally benefited from several U.S. interest rate cuts. As the year progressed, however, economic data from the U.S. suggested that manufacturing demand and consumer confidence were beginning to slow. The terrorist attacks on the U.S. in September dealt a severe blow to markets that were already concerned about an economic slowdown. The overall impact of these attacks on the world economy was negative, and all equity markets felt the effects of slowing global growth and a poor earnings outlook. However, we anticipate a U.S. economic recovery in the second half of 2002, in which case we would expect emerging markets to be a major beneficiary.

PORTFOLIO REVIEW

As mentioned above, overweighted positions in Asia and the technology sector within Asia, proved to be the main detractor from performance. The Fund had started to increase its position in cyclicals to take advantage of the expected recovery in global economic conditions. However, the September 11 terrorist attacks on the U.S. reinforced the market's previous concerns about the slowdown in economic growth, and the Fund's performance suffered accordingly. After September 11, we reduced some of the Fund's more aggressive positions in the portfolio, but remain positioned for an economic recovery in the second half of 2002. Given the near-term uncertainty surrounding macroeconomic forecasts and the earnings outlook, our current policy depends mostly on our stock convictions. We maintained the Fund's overweighted positions in high-quality cyclical stocks, but also focused on stocks that we believe have resilience in the current economic environment and growth prospects that are somewhat independent of conditions in the U.S.

In Asia, the Fund maintained a modest overweight in Korea, as that country continued to be supported by domestic demand, which should be sustained by stimulative monetary and fiscal policy. The Fund remained underweighted in Taiwan, which was hurt by its weaker banking system and continued to suffer from declining exports. In light of our revised forecasts for global recovery, we reduced specific export-related stocks, especially Korean and Taiwanese technology stocks. We concentrated the Fund's positions into the larger quality stocks such as Samsung Electronics and TSMC, which we believed to be best positioned to weather the expected slowdown.

In Latin America, the outlook for Argentina worsened. Political tensions increased following recent elections, and the government alliance was weakened. The market waited for details of a new financing package and the delay led to rumors of dollarization (the replacement of the Peso with the U.S. dollar). Default looked very likely, and the Fund remained underweighted. The threat of contagion from the crisis in Argentina plagued Brazil, but Brazil appeared stronger internally, with improving foreign investment and a strengthening current account. Brazil should continue to

                                       3
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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
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receive help from the IMF and World Bank. We continued the Fund's neutral position with respect to Brazil, but would anticipate adding to exposure on further weakness. Mexico remained one of our favored markets despite its slowing growth. The Fund took profits from certain Mexican stocks following earlier outperformance but maintained its overweighted allocation, with stock selection focused on companies with a domestic orientation. We believe Mexico should benefit sharply from any turnaround in the U.S. economy. Structurally it is much stronger than Brazil.

In Europe, the Middle East and Africa (EMEA), we maintained the Fund's overweighted position in Russia because of its fiscal and current account surpluses and positive reform momentum. The Fund moved toward an underweighted allocation in oil stocks, reflecting a worsening outlook for oil prices, and concentrated its position in stocks driven by domestic demand, such as telecommunications and utilities names. We also increased the Fund's exposure to South Africa, adding to companies that we believe can benefit from a weaker rand. Turkey was very volatile over the period, but recently strengthened due to expected new financing because of its political and strategic importance in the Middle East. In the short term, we remain cautious regarding Turkey, because any further financing package will increase the country's debt to GDP ratio, and regardless of any funding, debt restructuring is still needed.

OUTLOOK

We believe the key issue for emerging markets remains the outlook for the U.S. economy. The strength of the U.S. equity rally toward the end of the period may suggest that markets are expecting a V-shaped U.S. recovery; however, uncertainty remains as to what form it will take. We do not expect markets to return to their September lows, but recognize that they will remain uncertain. U.S. trade flows declined as a result of the terrorist attacks, and consumer spending has grown weaker. At the margin, therefore, we reduced some of the more aggressive positions in the Fund. Even still, the Fund remains broadly positioned for economic recovery, and we continue to believe that medium-term growth will improve. Valuations of many emerging markets stocks are at historic lows and appear relatively cheap on a longer-term basis, especially when compared with developed markets stocks.


The views expressed in this report were those of the Fund's portfolio manager as of the date specified, and may not reflect the views of the portfolio manager on the date this report is first published or any time thereafter. This view is intended to assist shareholders of the Fund in understanding their investment in the Fund and does not constitute investment advice; investors should consult their own investment professionals as to their individual investment programs. Certain securities described in this report may no longer be held by the Fund and therefore no longer appear in the Schedule of Investments as of October 31, 2001.

                                       4
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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
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                                    [CHART]

 DATE            FUND            EMF
------         ---------      ---------
03/95          10,000.00      10,000.00
               10,320.00      10,448.61
               10,930.00      11,004.48
               10,960.00      11,037.02
               11,270.00      11,284.77
               10,940.00      11,018.95
               11,000.00      10,966.66
10/95          10,630.00      10,546.85
               10,420.00      10,358.77
               10,766.67      10,818.20
               11,910.56      11,587.18
               11,619.57      11,402.95
               11,629.60      11,491.76
04/96          12,091.18      11,951.23
               12,281.83      11,897.87
               12,151.38      11,972.16
               11,388.78      11,153.94
               11,599.50      11,439.45
               11,649.67      11,538.55
10/96          11,097.79      11,230.81
               11,268.37      11,418.99
               11,619.96      11,470.64
               12,333.03      12,253.05
               12,815.10      12,777.79
               12,584.11      12,442.15
04/97          12,825.14      12,464.13
               13,327.30      12,820.85
               14,110.67      13,506.99
               14,422.01      13,708.62
               12,885.40      11,964.21
               13,347.39      12,295.71
10/97          11,127.85      10,278.14
               10,826.55       9,903.11
               11,014.04      10,141.76
               10,308.66       9,346.34
               11,044.27      10,321.87
               11,487.65      10,769.80
04/98          11,538.04      10,652.48
                9,966.04       9,192.66
                9,038.97       8,228.38
                9,431.97       8,489.27
                6,781.75       6,034,69
                7,053.82       6,417.50
10/98           7,829.74       7,093.27
                8,212.66       7,683.21
                8,228.37       7,571.86
                8,218.25       7,449.69
                8,167.64       7,522.16
                9,149.38       8,513.50
04/99          10,171.60       9,566.80
               10,070.39       9,511.15
               11,254.55      10,590.59
               10,983.24      10,302.89
               10,983.24      10,396.63
               10,507.03      10,044.78
10/99          10,668.84      10,258.66
               11,580.70      11,178.50
               13,380.96      12,600.18
               13,186.94      12,675.28
               13,124.96      12,842.68
               13,432.08      12,905.36
04/00          11,876.65      11,682.02
               11,375.45      11,199.07
               11,794.87      11,593.55
               11,037.87      10,997.30
               11,314.04      11,051.37
               10,188.75      10,086.41
10/00           9,380.57       9,355.12
                8,429.20       8,537.48
                8,587.50       8,743.23
                9,806.92       9,947.18
                8,761.50       9,168.31
                7,777.59       8,267.99
04/01           8,248.91       8,676.42
                8,413.06       8,779.67
                8,238.91       8,599.69
                7,500.71       8,056.19
                7,305.69       7,976.43
                6,168.19       6,741.68
10/01           6,629.57       7,160.34



The MSCI EMF Index is an unmanaged, market capitalization index of companies representative of the market structure of 25 emerging countries in Europe, Latin America and the Pacific Basin. The Index reflects actual buyable opportunities for the non-domestic investor by taking into account local market restrictions on share ownership by foreigners. For periods prior to November 30, 1998, returns represent MSCI EMF (ex-Malaysia).

* The line shown presents performance information for Investor Shares only. Performance of Advisor Shares of the Fund will be less than the line shown for Investor Shares due to shareholder servicing fees paid by Advisor Shares.

PERFORMANCE INFORMATION  - (a)


                                                         ONE YEAR         FIVE YEARS                FROM
                                                          ENDED              ENDED              INCEPTION TO
                                                    OCTOBER 31, 2001  OCTOBER 31, 2001 (b)   OCTOBER 31, 2001 (c)
                                                    ----------------  --------------------   --------------------
Schroder Emerging Markets Fund
   Institutional Portfolio - Investor Shares             -30.13%             -10.00%               -6.21%
Schroder Emerging Markets Fund
   Institutional Portfolio - Advisor Shares              -30.52              -10.20(d)             -6.43(d)


(a) Reflects the payment of a 0.50% purchase charge (based on the amount purchased) at the time of investment and a 0.50% redemption charge (based on the amount redeemed) deducted at the end of the period shown.
(b)  Average annual total return.
(c) Average annual total return from commencement of Fund operations (March 31, 1995).
(d) Performance for the Fund's Advisor Shares includes information for the Fund's Investor Shares for the periods prior to the inception date of Advisor Shares (November 21, 1996). Such prior performance has been recalculated to reflect the actual fees and expenses attributable to Advisor Shares.

"Total Return" is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.


                                       5
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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
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                PORTFOLIO CHARACTERISTICS AS OF OCTOBER 31, 2001


           COUNTRY WEIGHTINGS                                        TOP TEN HOLDINGS

COUNTRY                     % OF NET ASSETS          SECURITY                          % OF NET ASSETS
--------------------------------------------         -------------------------------------------------
Korea                             16.2%              Samsung Electronics                      4.3%
Mexico                            12.3               Taiwan Semiconductor Manufacturing       4.3
Taiwan                            11.8               Telefonos De Mexico ADR                  4.2
South Africa                      10.8               China Mobile (Hong Kong)                 3.0
Brazil                             9.8               Petroleo Brasileiro ADR                  2.8
India                              5.9               SK Telecom                               2.5
Hong Kong                          4.6               Sasol                                    2.2
Russia                             4.2               Wal-Mart De Mexico                       1.8
Malaysia                           3.9               America Movil ADR                        1.5
Israel                             2.9               Korea Electric Power (KEPCO)             1.5
Chile                              2.4                                                       ----
Turkey                             2.4               Total                                   28.1%
Hungary                            2.0                                                       ====
Thailand                           1.9
Poland                             1.5
China                              1.2
Indonesia                          1.1
Philippines                        1.0
Czech Republic                     0.8
Egypt                              0.3
Argentina                          0.2
Cash Equivalents
   and Other Net Assets            2.8
                                 -----
Total                            100.0%
                                 =====


                                       6

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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
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SCHEDULE OF INVESTMENTS
OCTOBER 31, 2001

  SHARES                                               VALUE
  ------                                               -----

            COMMON STOCKS -- 93.5%
            ARGENTINA -- 0.2%
     5,650  Quilmes Industrial
             (Quinsa) ADR                          $    56,500
                                                   -----------

            BRAZIL -- 6.5%
     4,000  Aracruz Celulose ADR                        70,000
     4,000  Brasil Telecom Participacoes ADR           112,000
    20,900  Companhia Vale do Rio Doce ADR             434,302
    24,000  Embratel Participacoes ADR                  64,800
     9,830  Pao De Acucar CBD ADR                      149,220
    48,870  Petroleo Brasileiro ADR                    943,406
    30,577  Tele Norte Leste Participacoes ADR         310,662
     8,700  Votorantim Celulose
             e Papel ADR                               130,735
                                                   -----------
                                                     2,215,125
                                                   -----------
            CHILE -- 2.4%
    11,200  Banco Santiago ADR                         235,200
     5,950  Compania Cervecerias Unidas ADR             94,129
    24,875  Compania De Telecom
             Chile ADR (1)                             256,212
    12,100  Distribution Y Servicio D&S ADS            131,285
     9,800  Empresa Nacional De
             Electricidad ADR                           85,260
                                                   -----------
                                                       802,086
                                                   -----------
            CHINA -- 1.2%
 1,059,000  China Petroleum & Chemical
            (Sinopec)                                  164,280
   140,000  Huaneng Power International                 86,153
   886,000  PetroChina                                 166,976
                                                   -----------
                                                       417,409
                                                   -----------
            CZECH REPUBLIC-- 0.8%
    16,856  Cesky Telecom                              131,471
    29,600  CEZ                                         60,275
     3,200  Komercni Banka (1)                          83,168
                                                   -----------
                                                       274,914
                                                   -----------
            EGYPT -- 0.3%
    10,890  Mobilnil                                    94,518
                                                   -----------

            HONG KONG -- 4.6%
   118,000  China Merchants Holdings
            International                               74,884
   334,000  China Mobile (Hong Kong) (1)             1,012,700
    88,500  CNOOC                                       86,798
   422,000  Legend Holdings                            177,185
   402,000  Pacific Century CyberWorks                 106,942
    49,000  Shanghai Industrial Holdings                82,608
                                                   -----------
                                                     1,541,117
                                                   -----------
            HUNGARY -- 2.0%
    10,800  Magyar Olaj - es Gaz GDS                   171,180
    14,678  Matav Rt. ADR                              228,243
     3,080  OTP Bank Rt. GDR                           161,546
     2,050  Richter Gedeon GDS                         111,415
                                                   -----------
                                                       672,384
                                                   -----------
            INDIA -- 5.9%
    16,000  Dr. Reddy's Laboratories                   353,406
    74,350  Hindustan Lever                            331,701
    19,901  Housing Development Finance                289,537
     2,600  Infosys Technologies                       158,470

  SHARES                                               VALUE
  ------                                               -----
            INDIA-- (CONTINUED)
    14,752  ITC                                    $   211,551
     8,500  Nestle India                                88,206
    17,500  Ranbaxy Laboratories                       259,473
    33,010  Reliance Industries                        176,778
    19,300  State Bank of India                         75,205
     9,300  Videsh Sanchar Nigam                        44,504
                                                   -----------
                                                     1,988,831
                                                   -----------
            INDONESIA -- 1.1%
   209,000  PT Hanjaya Mandala Sampoerna                59,857
 1,132,780  Telekomunikasi Indonesia                   305,499
                                                   -----------
                                                       365,356
                                                   -----------
            ISRAEL -- 2.9%
    80,960  Bank Hapoalim                              157,196
    56,410  Bank Leumi Le-Israel                       100,708
    48,200  BEZEQ Israeli
             Telecommunications (1)                     50,956
    10,435  Check Point Software
             Technologies (1)                          308,041
     2,620  Orbotech (1)                                56,487
     5,193  Teva Pharmaceutical
             Industries ADR                            320,928
                                                   -----------
                                                       994,316
                                                   -----------
            KOREA -- 15.8%
    19,000  Hyundai Mobis                              212,741
     7,200  Hyundai Motor                              115,645
    62,000  Hyundai Securities (1)                     349,498
    17,232  Kookmin Bank (1)                           449,097
    32,370  Korea Electric Power  (KEPCO)              509,921
    11,600  Korea Telecom ADR                          241,744
     7,000  KT Freetel (1)                             189,189
    31,060  LG Electronics                             322,592
     1,100  Pohang Iron & Steel                         75,598
     9,760  Pohang Iron & Steel ADR                    167,384
    10,794  Samsung Electronics                      1,446,146
    11,060  Samsung Securities (1)                     286,535
    15,200  Shinhan Financial Group (1)                130,873
     4,520  SK Telecom                                 856,880
                                                   -----------
                                                     5,353,843
                                                   -----------
            MALAYSIA -- 3.9%
   124,350  Malayan Banking                            232,336
   230,000  Public Bank                                159,183
   356,000  Resorts World                              487,153
   154,000  Telekom Malaysia                           354,601
    39,000  Tenaga Nasional                             88,775
                                                   -----------
                                                     1,322,048
                                                   -----------
            MEXICO -- 12.3%
    34,080  America Movil ADR                          511,200
    10,128  Cemex ADR                                  232,944
     5,600  Coca-Cola Femsa ADR                        112,504
    93,450  Fomento Economico Mexica                   292,410
   570,450  Grupo Financiero BBVA
             Bancomer (1)                              432,831
   157,700  Grupo Modelo                               363,057
     6,670  Grupo Televisa GDS (1)                     203,101
    42,260  Telefonos De Mexico ADR                  1,439,376
   275,930  Wal-Mart De Mexico                         597,072
                                                   -----------
                                                     4,184,495
                                                   -----------

    The accompanying notes are an integral part of the financial statements.

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SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2000

  SHARES                                            VALUE
  ------                                            -----
            PHILIPPINES -- 1.0%
 1,248,000  Ayala Land                          $    105,702
   114,000  Manila Electric "B" Shares                72,416
    22,040  Philippine Long Distance
             Telephone                               161,216
                                                ------------
                                                     339,334
                                                ------------
            POLAND -- 1.5%
     8,020  Bank Pekao GDR (1)                       145,884
     3,680  BRE Bank                                  96,232
     7,540  Powszechny Bank Kredytowy GDR            177,416
    24,660  Telekomunikacja Polska GDR                90,009
                                                ------------
                                                     509,541
                                                ------------
            RUSSIA -- 4.2%
    17,700  AO Mosenergo ADR                          56,286
    18,000  Gazprom ADR                              154,800
     5,115  Lukoil ADR                               227,010
     3,441  Mobile Telesystems ADR (1)                97,449
     9,810  Norilsk Nickel ADR (1)                   122,625
    37,700  Surgutneftegaz  ADR                      478,224
    29,580  Unified Energy Systems GDR               289,884
                                                ------------
                                                   1,426,278
                                                ------------
            SOUTH AFRICA-- 10.8%
    66,600  ABSA Group                               234,543
   310,700  African Bank Investments                 288,376
    14,240  Anglo American Platinum                  465,536
    44,600  Barloworld                               235,600
   136,662  Dimension Data Holdings (1)              148,587
   586,900  FirstRand                                476,873
    49,300  M-Cell                                    78,180
        94  Malbak                                        29
 1,247,971  Metro Cash & Carry                       244,899
    42,800  Naspers                                   82,174
   774,593  Profurn (1)                               42,726
   388,181  Sanlam                                   362,349
    29,300  Sappi                                    273,502
    85,100  Sasol                                    742,916
                                                ------------
                                                   3,676,290
                                                ------------
            TAIWAN -- 11.8%
   174,000  Acer Communications &
             Multimedia                              145,147
    34,428  Ambit Microsystems                       138,111
    30,750  Arima Computer                            12,113
   139,500  Asustek Computer                         476,785
   401,000  Bank Sinopac                             161,445
   171,675  China Trust Commercial Bank               87,018
    59,000  Compeq Manufacturing                      58,786
    71,000  D-Link                                    59,361
   195,000  Fubon Insurance                          168,313
    72,000  Hon Hai Precision Industry               266,937
    17,000  MediaTek                                 146,242
    58,000  Realtek Semiconductor                    170,514
   816,624  Taiwan Semiconductor
             Manufacturing                         1,442,841
   567,840  United Microelectronics                  467,101
   347,000  United World Chinese
             Commercial Bank                         205,034
                                                ------------
                                                   4,005,748
                                                ------------


  SHARES                                            VALUE
  ------                                            -----
            THAILAND -- 1.9%
   356,000  Advanced Info Service               $    330,440
    64,000  Bangkok Bank (1)                          60,479
    14,000  Siam Cement (1)                          151,554
   302,000  Thai Farmers Bank (1)                    113,140
                                                ------------
                                                     655,613
                                                ------------
            TURKEY -- 2.4%
 6,068,790  Anadolu Efes Biracilik ve
             Malt Sanayii                            120,155
32,430,000  Haci Omer Sabanci Holding                103,955
 6,415,600  Koc Holding                              114,924
 1,681,580  Migros Turk T.A.S.                       104,636
25,476,783  Turkcell Iletisim Hizmetleri             126,503
36,751,974  Turkiye Is Bankasi (Isbank)              131,670
53,283,918  Yapi Ve Kredi Bankasi                     97,124
                                                ------------
                                                     798,967
                                                ------------
            TOTAL COMMON STOCKS
            (Cost $35,408,139)                    31,694,713
                                                ------------

            PREFERRED STOCKS -- 3.3%
            BRAZIL -- 3.3%
30,785,376  Banco Bradesco                           117,370
 3,830,000  Banco Itau                               244,316
19,818,000  Centrais Electricas Brasileiras          245,393
 2,036,500  Compania de Bebidas das
             Americas (Ambev)                        332,914
 2,000,000  Duratex                                   29,012
14,500,000  Gerdau SA Siderurgia                     101,934
23,806,330  Telesp Celular Participacoes              48,524
                                                ------------

            TOTAL PREFERRED STOCKS
            (Cost $1,942,519)                      1,119,463
                                                ------------

            WARRANT -- 0.4%
            KOREA -- 0.4%
    10,700  Korea Tobacco & Ginseng (1)
             (Cost $151,608)                         153,812
                                                ------------

            SHORT-TERM INVESTMENT -- 1.0%
   333,799  SSgA U.S. Government Money
            Market Fund 2.49% (2)
             (Cost $333,799)                         333,799
                                                ------------

            TOTAL INVESTMENTS
             (Cost $37,836,065)-- 98.2%           33,301,787
            OTHER ASSETS LESS
             LIABILITIES -- 1.8%                     601,132
                                                ------------
            TOTAL NET
             ASSETS-- 100%                      $ 33,902,919
                                                ============

(1) Denotes non-income producing security.
(2) Interest rate shown is 7-day yield as of October 31, 2001.
ADR ___  American Depository Receipts
ADS ___  American Depository Shares
GDR ___  Global Depository Receipts
GDS ___  Global Depository Shares


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2001



     ASSETS
     Investments in securities, at value - Note 2 ....       $    33,301,787
     Foreign currency, at value.......................             1,068,431
     Dividends receivable.............................                55,305
     Interest receivable..............................                 2,305
     Receivable for securities sold...................             4,730,307
     Receivable for foreign currency contracts sold...                   380
     Prepaid expenses.................................                24,055
     Due from Investment Adviser - Note 3.............                18,620
                                                             ---------------
        TOTAL ASSETS..................................            39,201,190
                                                             ---------------
     LIABILITIES
     Payable for securities purchased.................               113,632
     Payable for foreign currency contracts purchased.                 7,415
     Payable for Fund shares redeemed.................             5,019,463
     Advisory fee payable - Note 3....................                32,142
     Administration fee payable - Note 3..............                 3,303
     Shareholder servicing fee payable - Note 4.......                16,929
     Accrued expenses and other liabilities...........               105,387
                                                             ---------------
         TOTAL LIABILITIES............................             5,298,271
                                                             ---------------
         NET ASSETS...................................       $    33,902,919
                                                             ===============

     NET ASSETS
     Capital paid-in..................................       $    75,461,240
     Undistributed (distributions in excess of)
       net investment income..........................               (35,427)
     Accumulated net realized loss on investments
       and foreign currency transactions..............           (36,971,391)
     Net unrealized depreciation on investments
       and foreign currency translations..............            (4,551,503)
                                                             ---------------
         NET ASSETS...................................       $    33,902,919
                                                             ===============

     Investor Shares:
       Net Assets.....................................       $    25,303,179
       Net asset value, offering and redemption
         price per share - Note 5.....................       $          6.46
       Total shares outstanding at end of period......             3,916,063

     Advisor Shares:
       Net Assets.....................................       $     8,599,740
       Net asset value, offering and redemption
         price per share - Note 5.....................       $          6.45
       Total shares outstanding at end of period......             1,332,816

     Cost of securities...............................       $    37,836,065
     Cost of foreign currency.........................       $     1,067,824



    The accompanying notes are an integral part of the financial statements.

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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2001




     INVESTMENT INCOME
     Dividend income..................................       $     1,606,169
     Interest income..................................               141,764
     Foreign taxes....................................              (158,176)
                                                             ---------------
         TOTAL INVESTMENT INCOME......................             1,589,757
                                                             ---------------
     EXPENSES
     Investment advisory fees - Note 3................               771,447
     Shareholder servicing fees - Note 4..............                40,990
     Administrative fees - Note 3.....................                77,145
     Subadministration fees - Note 3..................               108,588
     Custodian fees...................................               282,374
     Audit fees.......................................                62,254
     Legal fees.......................................                60,700
     Trustees fees....................................                25,319
     Transfer agent fees..............................                34,286
     Printing fees....................................                15,340
     Registration fees................................                12,928
     Insurance........................................                13,417
     Other............................................                12,071
                                                             ---------------
         TOTAL EXPENSES...............................             1,516,859
     Expenses borne by Investment Adviser - Note 3....              (566,074)
     Interest expense.................................                 2,122
                                                             ---------------
         NET EXPENSES.................................               952,907
                                                             ---------------
         NET INVESTMENT INCOME........................               636,850
                                                             ---------------

     REALIZED AND UNREALIZED
        GAIN (LOSS) ON INVESTMENTS AND
        FOREIGN CURRENCY TRANSACTIONS:
     Net realized gain/(loss) on investments sold(a)..           (28,054,615)
     Net realized gain/(loss) on foreign currency
       transactions...................................              (615,022)
                                                             ---------------
     Net realized gain/(loss) on investments and
         foreign currency transactions................           (28,669,637)
                                                             ---------------
     Change in net unrealized appreciation/
         (depreciation) on investments................             5,302,015
     Change in net unrealized appreciation/
         (depreciation) on foreign currency
         translations.................................               (71,736)
                                                             ---------------
     Net change in unrealized depreciation on
       investments and foreign currency translations..             5,230,279
                                                             ---------------
         NET GAIN (LOSS)..............................           (23,439,358)
                                                             ---------------
     NET DECREASE IN NET ASSETS
        RESULTING FROM OPERATIONS.....................       $   (22,802,508)
                                                             ===============


(a) Includes capital gains taxes for sales of Thailand and India securities in the amount of $11,760 and $203, respectively.


    The accompanying notes are an integral part of the financial statements.

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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS





                                                          FOR THE YEAR ENDED    FOR THE YEAR ENDED
                                                           OCTOBER 31, 2001      OCTOBER 31, 2000
                                                          ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS
   From operations:
     Net investment income...........................       $    636,850         $     198,366
     Net realized gain (loss) on investments
       and foreign currency transactions.............        (28,669,637)           25,303,088
     Change in net unrealized appreciation
       (depreciation) on investments and foreign
       currency translations.........................          5,230,279           (32,905,277)
                                                            ------------         -------------
     Net decrease in net assets
       resulting from operations.....................        (22,802,508)           (7,403,823)
                                                            ------------         -------------
   Distributions to shareholders from:
     Net investment income - Investor Shares.........                 --            (2,380,745)
     In excess of net investment income - Investor
       Shares........................................           (147,782)                   --
     Net investment income - Advisor Shares..........                 --              (312,080)
                                                            ------------         -------------
       Total distributions to shareholders...........           (147,782)           (2,692,825)
                                                            ------------         -------------
   Capital share transactions: (Note 5)
     Sale of shares - Investor Shares................          4,221,002            64,853,117
     Sale of shares - Advisor Shares.................          2,570,178             6,955,519
     Reinvestment of distributions - Investor Shares.            118,716             1,603,580
     Reinvestment of distributions - Advisor Shares..                 --               312,080
     Redemption of shares - Investor Shares..........        (51,867,878)         (181,333,349)
     Redemption of shares - Advisor Shares...........         (8,617,249)          (20,361,825)
                                                            ------------         -------------
     Net decrease from capital share transactions....        (53,575,231)         (127,970,878)
                                                            ------------         -------------
     TOTAL DECREASE IN NET ASSETS ...................        (76,525,521)         (138,067,526)
   Net Assets
     Beginning of period.............................        110,428,440           248,495,966
                                                            ------------         -------------
     End of period...................................       $ 33,902,919         $ 110,428,440
                                                            ============         =============

   Undistributed (distributions in excess of)
     net investment income...........................       $    (35,427)        $    (105,118)
                                                            ============         =============

   CHANGES IN FUND SHARES
   Investor Share transactions: (Note 5)
     Sales of shares.................................            595,336             5,346,171
     Reinvestment of distributions...................             13,756               131,982
     Redemptions of shares...........................         (6,477,967)          (15,901,969)
                                                            ------------         -------------
   Net decrease in Investor Shares...................         (5,868,875)          (10,423,816)
                                                            ============         =============

   Advisor Share transactions:  (Note 5)
     Sales of shares.................................            282,266               556,634
     Reinvestment of distributions...................                 --                25,518
     Redemptions of shares...........................         (1,206,783)           (1,692,244)
                                                            ------------         -------------
   Net decrease in Advisor Shares....................           (924,517)           (1,110,092)
                                                            ============         =============


    The accompanying notes are an integral part of the financial statements.

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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS - INVESTOR SHARES

Selected per share data and ratios for an Investor Share outstanding throughout each year:



                                                                           YEAR ENDED OCTOBER 31,
                                                     ---------------------------------------------------------------
                                                       2001         2000          1999          1998          1997
                                                     --------     --------      --------      --------      --------
NET ASSET VALUE AT BEGINNING OF PERIOD......         $   9.17     $  10.53      $   7.77      $  11.08      $  11.06
                                                     --------     --------      --------      --------      --------
  INCOME FROM INVESTMENT OPERATIONS: (a)
     Net Investment Income (Loss)...........             0.08         0.01(d)       0.06          0.12          0.06
     Net Realized and Unrealized
       Gain (Loss) on Investments and
       Foreign Currency Transactions........            (2.77)       (1.25)         2.75         (3.39)        (0.03)
                                                     --------     --------      --------      --------      --------
     TOTAL FROM INVESTMENT OPERATIONS.......            (2.69)       (1.24)         2.81         (3.27)         0.03
                                                     --------     --------      --------      --------      --------
LESS DISTRIBUTIONS:
     From Net Investment Income.............               --        (0.12)        (0.05)        (0.04)        (0.01)
     In Excess of Net Investment Income.....            (0.02)          --            --            --            --
                                                     --------     --------      --------      --------      --------
     Total Distributions....................            (0.02)       (0.12)        (0.05)        (0.04)        (0.01)
                                                     --------     --------      --------      --------      --------
NET ASSET VALUE AT END OF PERIOD............         $   6.46     $   9.17      $  10.53      $   7.77      $  11.08
                                                     ========     ========      ========      ========      ========

 TOTAL RETURN (b) ..........................           (29.43)%     (12.07)%       36.27%       (29.64)%        0.27%
RATIOS & SUPPLEMENTARY DATA
     Net Assets at End of Period (000's)....         $ 25,303     $ 89,681      $212,859      $111,463      $179,436
     Ratios to Average Net Assets: (a)
          Expenses including reimbursement/
            waiver of fees .................             1.18%        1.18%         1.27%         1.36%         1.41%
          Expenses excluding reimbursement/
            waiver of fees .................             1.89%        1.72%         1.33%         1.64%         1.62%
          Net investment income including
            reimbursement/waiver of fees....             0.89%        0.11%         0.85%         1.11%         0.51%
     Portfolio Turnover Rate (c) ...........              115%         126%           77%           67%           43%



(a) From November 1, 1996 to May 31, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of its underlying portfolio, Schroder Emerging Markets Fund Institutional Portfolio (Portfolio). Since June 1, 1999, income, expenses and gains/losses were directly accrued to the Fund.
(b) Total return calculations do not reflect the payment of purchase or redemption fees of 0.50%, respectively. Total returns would have been lower had certain Fund expenses not been limited during the periods shown. (See Note 3).
(c) The portfolio turnover rates for the years through October 31, 1998 represent the turnover of its underlying portfolio, Schroder Emerging Markets Fund Institutional Portfolio (Portfolio). For the year ending October 31, 1999, the rate represents a combination of the portfolio turnover rate of the Portfolio for the period from November 1, 1998 through May 31, 1999, during which time the Fund invested in the Portfolio, and the portfolio turnover rate of the Fund for the period June 1, 1999 through October 31, 1999, during which time the Fund held direct investments in a portfolio of securities.
(d)  Based on average share method.



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - ADVISOR SHARES

Selected per share data and ratios for an Advisor Share outstanding throughout each period:




                                                                 YEAR ENDED OCTOBER 31,                 PERIOD ENDED
                                                      -----------------------------------------------    OCTOBER 31,
                                                        2001         2000        1999         1998        1997 (a)
                                                        ----         ----        ----         ----       -----------
NET ASSET VALUE AT BEGINNING OF PERIOD......         $   9.19     $  10.58      $  7.79      $ 11.11        $ 11.28
                                                     --------      -------      -------      -------        -------
  INCOME FROM INVESTMENT OPERATIONS: (b)
     Net Investment Income (Loss)...........             0.10        (0.01)        0.05         0.08           0.03
     Net Realized and Unrealized Gain (Loss)
       on Investments and Foreign Currency
       Transactions.........................            (2.84)       (1.29)        2.75        (3.39)         (0.19)
                                                     --------     --------      -------      -------        -------
     TOTAL FROM INVESTMENT OPERATIONS.......            (2.74)       (1.30)        2.80        (3.31)         (0.16)
                                                     --------     --------      -------      -------        -------
LESS DISTRIBUTIONS:
     From Net Investment Income.............               --        (0.09)       (0.01)       (0.01)         (0.01)
                                                     --------     --------      -------      -------        -------
     Total Distributions....................               --        (0.09)       (0.01)       (0.01)         (0.01)
                                                     --------     --------      -------      -------        -------
NET ASSET VALUE AT END OF PERIOD............         $   6.45     $   9.19      $ 10.58      $  7.79        $ 11.11
                                                     ========     ========      =======      =======        =======

TOTAL RETURN (c) ...........................           (29.82)%     (12.47)%      36.05%      (29.81)%        (1.42)%
RATIOS & SUPPLEMENTARY DATA
     Net Assets at End of Period (000's)....         $  8,560     $ 20,748      $35,637      $20,472        $25,280
     Ratios to Average Net Assets: (b)
          Expenses including reimbursement/
           waiver of fees ..................             1.43%        1.43%        1.52%        1.61%          1.66%(d)
          Expenses excluding reimbursement/
           waiver of fees ..................             2.24%        2.00%        1.60%        1.97%          2.03%(d)
          Net investment income (loss)
           including reimbursement/waiver
           of fees .........................             0.61%       (0.14)%       0.70%        0.82%          0.27%(d)
     Portfolio Turnover Rate (e)............              115%         126%          77%          67%            43%(f)



(a)  Advisor Shares were first issued on November 21, 1996.
(b) Prior to June 1, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of its underlying portfolio, Schroder Emerging Markets Fund Institutional Portfolio (Portfolio). Since June 1, 1999, income, expenses and gains/losses were directly accrued to the Fund.
(c) Total return calculations do not reflect the payment of purchase or redemption fees of 0.50%, respectively. Total returns would have been lower had certain Fund expenses not been limited during the periods shown. (See
     Note 3). Total return calculations for a period of less than one year are not annualized.
(d)  Annualized.
(e) The portfolio turnover rates for the periods through October 31, 1998 represent the turnover of its underlying portfolio, Schroder Emerging Markets Fund Institutional Portfolio (Portfolio). For the year ending October 31, 1999, the rate represents a combination of the portfolio turnover of the Portfolio for the period from November 1, 1998 through May 31, 1999, during which time the Fund invested in the Portfolio and the portfolio turnover rate of the Fund for the period June 1, 1999 through October 31, 1999, during which time the Fund held direct investments in a portfolio of securities.
(f) Represents the Portfolio's portfolio turnover rate for the entire fiscal year ended October 31, 1997.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2001


NOTE  1 - ORGANIZATION

Schroder Capital Funds (Delaware) (the "Trust"), is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Maryland corporation on July 30, 1969; reorganized as Schroder Capital Funds, Inc., a series company, on February 29, 1988; and reorganized on January 9, 1996, as a Delaware business trust. The Trust has an unlimited number of authorized shares, which are divided into seven investment portfolios. Included in this report is the Schroder Emerging Markets Fund Institutional Portfolio (the "Fund"), which is a non-diversified portfolio that commenced operations on March 31, 1995. The Trust is authorized to issue an unlimited number of the Fund's Investor Shares and Advisor Shares of beneficial interest. As of October 31, 2001, the Fund had both Investor Shares and Advisor Shares outstanding.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust which are in conformity with accounting principles generally accepted in the United States of America:

VALUATION OF INVESTMENTS: Portfolio securities listed on recognized stock exchanges are valued at the last reported sales price on the exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the mean of the closing bid and ask prices ("mid-market price"), or if none, the last sale price on the preceding trading day. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Short-term investments having a maturity of 60 days or less, are valued at amortized cost, which approximates market value unless the investment adviser believes another valuation is more appropriate. Prices used for valuation generally are provided by independent pricing services. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees ("Trustees").

REPURCHASE AGREEMENTS: When entering into repurchase agreements, it is the Fund's policy that the Fund take into its possession, through its custodian, the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Capital gain taxes on certain foreign countries are accrued on realized gains and unrealized appreciation.

INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded on an accrual basis. Foreign dividend and interest income amounts and realized capital gains or losses are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions.

EXPENSES: Expenses are recorded on an accrual basis. Most of the expenses of the Trust can be directly attributable to a specific Fund and/or class of shares. Expenses not directly attributable to a specific Fund and/or class of shares are allocated among the Funds and/or classes of shares based on average net assets or other appropriate methodology.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders from net investment income and net realized capital gains are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

Investment income, common expenses of the Fund and gains/losses on investments are allocated to both classes of the Fund based on the respective daily net assets of each class. Shareholder servicing fees related to Advisor Shares are charged directly to that class. Neither class has preferential dividend rights. Dividends, if any, paid by the Fund on its two classes of shares will normally differ in amounts due to the differing expenses borne by each class.

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FEDERAL INCOME TAXES: It is the policy of the Trust for the Fund to qualify as a "regulated investment company" by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that, among other things, it distributes substantially all of its taxable income, including capital gains, for the fiscal year. In addition, as a result of distributing substantially all of its net investment income during each calendar year, capital gains and certain other amounts, if any, the Fund will not be subject to a federal excise tax.

As of October 31, 2001, the Fund had the following net tax basis capital loss carryforwards for federal income tax purposes, that may be applied against taxable gains until their expiration date as follows:

                                                  EXPIRATION DATES
          AMOUNT                                    OCTOBER 31,
          ------                                    -----------
       $14,280,694                                     2006
         2,635,214                                     2007
        16,647,133                                     2009

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for passive foreign investment companies, foreign currencies, losses deferred due to wash sales and excise tax regulations.

At October 31, 2001, the Fund reclassified $(20,716,075), $(419,377) and
$21,135,452 between capital paid-in, undistributed net investment income and accumulated net realized loss, respectively. These reclassifications had no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax basis.

FOREIGN CURRENCY: Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into forward foreign currency contracts to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward foreign currency contract transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and will be effective for the Fund's fiscal year beginning November 1, 2001. The Fund expects that the impact of the implementation of the new audit guide will not be material to the financial statements and does not anticipate any changes to current accounting policies followed by the Fund.

NOTE 3 - INVESTMENT ADVISORY FEES AND ADMINISTRATION AGREEMENTS

The Trust has entered into an investment advisory agreement with Schroder Investment Management North America Inc. ("SIMNA"). Under this agreement, SIMNA provides investment management services and is entitled to receive for its services compensation, payable monthly, at the annual rate of 1.00% of the Fund's average daily net assets.

The administrator of the Trust is Schroder Fund Advisors Inc. ("Schroder Advisors"), a wholly owned subsidiary of SIMNA. For its services, Schroder Advisors is entitled to receive compensation at an annual rate, payable monthly, of 0.10% of the average daily net assets of the Fund. Effective November 5, 2001, the Trust entered into a Sub-Administration and Accounting Agreement with SEI Investments Mutual Fund Services ("SEI"). From June 1, 1999 to November 4, 2001, the Trust received sub-administration and accounting services from State Street Bank and Trust Company ("State Street"). Under the agreement with SEI, the Fund, together with all mutual funds managed by SIMNA, pays fees to SEI based on the combined average daily net assets of all of the funds in the Schroder complex, according to the following annual rates: 0.15% of the first $300 million of such assets and 0.12% on such assets in excess of $300 million, subject to certain minimum requirements. The Fund pays its pro rata portion of such expenses.

From June 1, 1999 to November 4, 2001, State Street received fees from the Fund based on the combined average daily net assets of all of the funds in the Schroder complex, according to the following annual rates: 0.06% of the first $1.7 billion of such assets, 0.04% of the next $1.7 billion, and 0.02% of assets in excess of $3.4 billion, subject to certain minimum requirements. Such minimum charges were increased for the period June 1, 2001 to November 4, 2001.

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

In order to limit the Fund's expenses, SIMNA and Schroder Advisors are contractually obligated to reduce their compensation (and, if necessary, to pay certain other Fund expenses) until January 16, 2002 (or shortly thereafter), to the extent that the Fund's net expenses attributable to its Investor and Advisor Shares exceed 1.18% and 1.43%, respectively (based on each class' average daily net assets).

NOTE 4 - SHAREHOLDER SERVICING PLAN

The Trust has adopted a Shareholder Service Plan (the "Plan") for its Advisor Shares under which Schroder Advisors, or other shareholder servicing organizations, provide administrative support services to shareholders of the Fund's Advisor Shares. For providing, or arranging for, the provision of these shareholder services, Schroder Advisors receives compensation monthly at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to its Advisor Shares. Schroder Advisors may pay shareholder servicing organizations for these services at an annual rate of up to 0.25%.

NOTE 5 - PURCHASE AND REDEMPTION FEES

Purchases and redemptions of Fund shares are subjected to a fee of 0.50% of the amount invested and the net asset value redeemed, respectively. These charges are designed to cover the transaction costs that the Fund incurs (either directly or indirectly) as a result of its investment in, or sale of, portfolio securities. These charges, which are not sales charges, are retained by the Fund and not paid to Schroder Advisors or any other entity. The purchase and redemption fees are included in the Statements of Changes in Net Assets shares sold and shares redeemed amounts, respectively, and are included as part of Capital Paid-in on the Statement of Assets and Liabilities. The purchase and redemption fees paid to the Fund for each class were as follows for the periods shown:


                                           INVESTOR SHARES                  ADVISOR SHARES
                                       ----------------------          -----------------------
                                       PURCHASE    REDEMPTION          PURCHASE     REDEMPTION
                                       --------    ----------          --------     ----------
         For the Year Ended
          October 31, 2001             $ 21,020     $ 235,195          $ 13,546      $ 36,661

         For the Year Ended
          October 31, 2000              317,715       903,692            34,857       100,238

NOTE 6 - TRANSACTIONS WITH AFFILIATES

TRUSTEES' FEES: The Trust pays no compensation to Trustees who are interested persons of the Trust, SIMNA or Schroder Advisors. For their services as Trustees of all open-end investment companies distributed by Schroder Advisors, with the exception of Schroder Series Trust II, trustees who are not interested persons of the Trust, SIMNA or Schroder Advisors will receive an annual retainer of $11,000 and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an Audit Committee for one or more of such Funds receive an additional $1,000 per year. Payment of the annual retainer will be allocated among the various Funds based on their relative net assets. Payment of meeting fees will be allocated only among those Funds to which the meeting relates.

NOTE 7 - INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of non-government investments, excluding short-term securities for the Fund, for the year ended October 31, 2001 were $84,259,481 and $130,429,640, respectively.

At October 31, 2001, the identified cost for federal income tax purposes of investments owned by the Fund was $41,291,810 with net unrealized depreciation of $7,990,023. Gross unrealized appreciation and depreciation were $1,991,523 and $9,981,546, respectively.

NOTE 8 - CONCENTRATION OF RISK

The Fund's investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic events in these countries may have disruptive effects on the market prices of the Fund's investments.


NOTE 9 - BENEFICIAL INTEREST

As of October 31, 2001, the Fund had 6 Investor and 1 Advisor shareholders owning beneficially or of record 90% and 95% of those classes of shares of the Fund, respectively.

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

NOTE 10 - LINE OF CREDIT

     At October 31, 2001, the Trust and other Schroder Funds managed by SIMNA (the "Participants"), shared in a $30 million unsecured revolving credit facility with State Street for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants were charged an annual commitment fee of 0.10%, which was allocated, pro rata based upon net assets, among each of the Participants. Interest was calculated based on the markets rates at the time of the borrowing. The Fund was able to borrow up to a maximum of 33 percent of its net assets under the agreement. For the year ended October 31, 2001, the Fund borrowed $19,314,846 under the facility at an average annualized interest rate of 3.98%, and paid $2,122 in interest with respect to such borrowings.


--------------------------------------------------------------------------------


Report of Independent Accountants

To the Trustees of Schroder Capital Funds (Delaware) and Shareholders of Schroder Emerging Markets Fund Institutional Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schroder Emerging Markets Fund Institutional Portfolio (the "Fund") (a separately managed portfolio of Schroder Capital Funds (Delaware)) at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP


Philadelphia, Pennsylvania
December 21, 2001


--------------------------------------------------------------------------------

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

PRIVACY STATEMENT


In the course of doing business with Schroders and the Schroder Mutual Funds, you share nonpublic personal and financial information with us. Schroders respects your right to privacy. We understand that you have entrusted us with this private information and we recognize the importance of protecting unnecessary or unauthorized access to it.

We may collect nonpublic personal information about you when you communicate or transact business with us or with our service providers in writing, electronically, or by telephone. For example, information may come from applications, requests for forms or literature (such as name, address, account or tax identification number), and your transactions and account positions with us (such as the types and amounts of investments and bank account information). On occasion, such information may come from those providing services to us or from your own brokerage or other financial services firm.

We do not sell your personal or financial information to any third parties.

We do not disclose your personal or financial information to non-affiliated third parties unless one of the following limited exceptions applies:

- We disclose personal information to companies that help us maintain, process or service your transactions or account(s) or financial products or services effected by or through us, including companies that perform administrative, transfer agency, custodial, brokerage or proxy solicitation services for us.

- We may disclose personal and financial information, such as account and transaction data, to companies which assist us in marketing or client servicing. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose.

- We may disclose or report personal information in limited circumstances where we believe in good faith that disclosure is required or permitted under law, for example, to cooperate with regulators or law enforcement authorities, or for institutional risk control.

- We may disclose personal information if you request or authorize us to do so.

We maintain physical, electronic, and procedural safeguards to protect your personal information. Within Schroders, access to such information is limited to those who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services. Finally, our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in strict confidence.

We intend to observe these policies with respect to current and former Schroders customers and shareholders of the Schroder Mutual Funds.

If you identify any inaccuracy in your personal information or you need to make a change to that information, please contact us in writing so that we may promptly update our records.





       This Privacy Policy applies to the Schroder Mutual Funds, Schroder Fund Advisors Inc. and Schroder Investment Management North America Inc.

INVESTMENT ADVISER
Schroder Investment Management North America Inc.
787 Seventh Avenue, 34th Floor
New York, NY  10019


TRUSTEES
Sharon L. Haugh, Chairman
Catherine A. Mazza, Vice Chairman
David N. Dinkins
Peter E. Guernsey
John I. Howell
Peter S. Knight
William L. Means
Clarence F. Michalis
Hermann C. Schwab


ADMINISTRATOR & DISTRIBUTOR
Schroder Fund Advisors Inc.
787 Seventh Avenue, 34th Floor
New York, NY  10019


TRANSFER & SHAREHOLDER SERVICING AGENT
Boston Financial Data Services, Inc.

CUSTODIAN
State Street Bank and Trust Company

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP

COUNSEL
Ropes & Gray



Schroder Emerging Markets Fund Institutional Portfolio
P.O. Box 8507
Boston, MA  02266
800-464-3108


--------------------------------------------------------------------------------
The information contained in this report is intended for the general information of the shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Fund prospectus, which contains important information concerning the Fund.
--------------------------------------------------------------------------------




EMU1201AR